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                                                                   EXHIBIT 23(A)

                         CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Amendment No. 4 to the registration statement on Form S-1 (File No. 333-22517) of our report dated January 24, 1997, except for Note 14, as to which the date is March 13, 1997, on our audits of the consolidated financial statements and financial statement schedule of The Hertz Corporation. We also consent to the reference to our firm under the caption "Experts."


                                          /s/ COOPERS & LYBRAND L.L.P.
                                          --------------------------------------
                                          COOPERS & LYBRAND L.L.P.
Parsippany, New Jersey

April 23, 1997